UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2018

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road Suite 1000 Schaumburg, Illinois	60173-2213
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 7, 2018, the audit committee of the board of directors (the “Audit Committee”) and management of Sparton Corporation (“Sparton” or the “Company”), after discussions with BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, concluded that the consolidated financial statements for the quarterly periods ended October 1, 2017, December 31, 2017, and April 1, 2018 (the “Restated Quarters”) which were issued in the Company’s previously filed Quarterly Reports on Forms 10-Q for such periods should no longer be relied upon and will be restated.

The restatement of the Company’s consolidated financial statements for the Restated Quarters is set forth below in the tabular presentation. The effect of the restatement is to increase our reported gross profit and net income or reduced net loss for the Restated Quarters. The restatement arose as a result of the implementation of a new enterprise resource planning system (“ERP system”) at our DeLeon Springs, FL location at the beginning of fiscal 2018. The new ERP system was implemented, in large part, to address the needs of the U.S. Navy, the Defense Contract Management Agency (“DCMA”) and the Defense Contract Audit Agency (“DCAA”) in our reporting and management of our government contracts. To meet these needs, the ERP system capitalized certain allowable general and administrative expenses to inventory in accordance with Defense Federal Acquisition Regulations (“DFARs”). In order to properly account for these expenses under generally accepted accounting principles, the Company, during its monthly financial close process, reversed these capitalized expenses as an adjustment in our consolidation and financial reporting tool. As this reversal entry was reflected in our consolidation and financial reporting tool but not in the ERP system, the Company did not properly account for cost of goods sold when inventory was shipped, resulting in an understatement of inventory and a corresponding overstatement of cost of goods sold. We believe this is an isolated matter as this was the only adjustment to the consolidation and financial reporting tool that was not also recorded in the ERP systems of the operating entities (other than reclassification entries for reporting purposes) during the Restated Quarters. The correction only impacted the Company’s Engineered Components & Products reportable business segment.

In connection with the restatement, the Company re-evaluated its conclusions regarding the effectiveness of the Company’s disclosure controls and procedures and internal controls over financial reporting for the Restated Quarters and determined that a material weakness existed for the periods covered by the Restated Quarters. We will report this material weakness in our fiscal year 2018 Form 10-K in Item 9A, Controls and Procedures – Management Report on Internal Control over Financial Reporting. To remediate the material weakness over the interim reporting periods, we no longer allow adjustments to be made in our consolidation and financial reporting tool (other than reclassification entries for reporting purposes) that are not also reflected in the ERP systems of the operating entities. In addition, we will increase our quarterly oversight of our consolidation and financial reporting tool. We believe that the additional controls over our interim reporting periods will mitigate this matter.

The effects of this error on our previously reported fiscal year 2018 quarterly statements of operations are as follows:

	Originally Reported			Adjustments			Restated
	Ql	Q2	Q3	Ql	Q2	Q3	Ql	Q2	Q3
Net sales	$82,763	$97,819	$93,938	$—	$—	$—	$82,763	$97,819	$93,938
Cost of goods sold	68,175	77,390	76,262	(1,336)	(1,320)	(2,051)	66,839	76,070	74,211

Gross profit	14,588	20,429	17,676	1,336	1,320	2,051	15,924	21,749	19,727
Operating expense:
Selling and administrative	15,205	14,074	13,253	—	—	—	15,205	14,074	13,253
Internal research & development	572	669	307	—	—	—	572	669	307
Amortization of intangible assets	1,923	1,893	1,802	—	—	—	1,923	1,893	1,802

Total operating expense	17,700	16,636	15,362	—	—	—	17,700	16,636	15,362

Operating income (loss)	(3,112)	3,793	2,314	1,336	1,320	2,051	(1,776)	5,113	4,365
Other expense:	(1,276)	(1,494)	(1,460)	—	—	—	(1,276)	(1,494)	(1,460)

Income (loss) before income taxes	(4,388)	2,299	854	1,336	1,320	2,051	(3,052)	3,619	2,905
Income taxes	(1,536)	11,333	239	468	370	574	(1,068)	11,703	813

Net income (loss)	$(2,852)	$(9,034)	$615	$868	$950	$1,477	$(1,984)	$(8,084)	$2,092

EPS	$(0.29)	$(0.92)	$0.06				$(0.20)	$(0.82)	$0.21

The effects of this error on our previously reported fiscal year 2018 quarterly statements of operations on a year-to-date basis are as follows:

	Originally Reported			Adjustments			Restated
	YTD Q1	YTD Q2	YTD Q3	YTD Q1	YTD Q2	YTD Q3	YTD Q1	YTD Q2	YTD Q3
Net sales	$82,763	$180,582	$274,520	$—	$—	$—	$82,763	$180,582	$274,520
Cost of goods sold	68,175	145,565	221,827	(1,336)	(2,656)	(4,707)	66,839	142,909	217,120

Gross profit	14,588	35,017	52,693	1,336	2,656	4,707	15,924	37,673	57,400
Operating expense:
Selling and administrative	15,205	29,279	42,532	—	—	—	15,205	29,279	42,532
Internal research & development	572	1,241	1,548	—	—	—	572	1,241	1,548
Amortization of intangible assets	1,923	3,816	5,618	—	—	—	1,923	3,816	5,618

Total operating expense	17,700	34,336	49,698	—	—	—	17,700	34,336	49,698

Operating income (loss)	(3,112)	681	2,995	1,336	2,656	4,707	(1,776)	3,337	7,702
Other expense:	(1,276)	(2,770)	(4,230)	—	—	—	(1,276)	(2,770)	(4,230)

Income (loss) before income taxes	(4,388)	(2,089)	(1,235)	1,336	2,656	4,707	(3,052)	567	3,472
Income taxes	(1,536)	9,797	10,036	468	838	1,412	(1,068)	10,635	11,448

Net income (loss)	$(2,852)	$(11,886)	$(11,271)	$868	$1,818	$3,295	$(1,984)	$(10,068)	$(7,976)

EPS	$(0.29)	$(1.21)	$(1.15)				$(0.20)	$(1.02)	$(0.81)

The effects of this error on our previously reported fiscal year 2018 quarterly balance sheets are as follows:

	Originally Reported			Adjustments			Restated
	Q1	Q2	Q3	Q1	Q2	Q3	Q1	Q2	Q3
Assets
Cash and cash equivalents	$319	$1,104	$792	$—	$—	$—	$319	$1,104	$792
Accounts receivable	53,933	54,466	65,730	—	—	—	53,933	54,466	65,730
Inventory	68,646	62,767	65,448	1,336	2,656	4,707	69,982	65,423	70,155
Prepaids and other current assets	4,443	4,177	3,639	—	—	—	4,443	4,177	3,639

Total current assets	127,341	122,514	135,609	1,336	2,656	4,707	128,677	125,170	140,316
Property, plant and equipment	33,374	34,484	33,760	—	—	—	33,374	34,484	33,760
Goodwill	12,663	12,663	12,663	—	—	—	12,663	12,663	12,663
Other intangible assets	26,522	24,629	22,827	—	—	—	26,522	24,629	22,827
Deferred income taxes	24,874	14,771	14,760	—	—	—	24,874	14,771	14,760
Other non-current assets	5,670	5,177	4,988	—	—	—	5,670	5,177	4,988

Total assets	230,444	214,238	224,607	$1,336	$2,656	$4,707	231,780	216,894	229,314

Liabilities and Shareholders’ Equity
Accounts payable	$30,278	$38,210	$28,401	$—	$—	—	$30,278	$38,210	$28,401
Accrued liabilities	8,802	10,417	10,869	—	—	—	8,802	10,417	10,869
Other current liabilities	8,228	10,390	11,730	468	838	1,412	8,697	11,228	13,142

Total current liabilities	47,308	59,017	51,000	468	838	1,412	47,777	59,855	52,412
Credit facility	97,600	78,900	96,800	—	—	—	97,600	78,900	96,800
Other long-term liabilities	6,273	6,060	5,896	—	—	—	6,273	6,060	5,896

Total liabilities	151,181	143,977	153,696	468	838	1,412	151,650	144,815	155,108
Common Stock	30,388	30,399	30,405	—	—	—	30,388	30,399	30,405
Retained earnings	50,116	41,081	41,696	868	1,818	3,295	50,983	42,899	44,991
Accumulated other comprehensive loss	(1,241)	(1,219)	(1,190)	—	—	—	(1,241)	(1,219)	(1,190)

Total shareholders’ equity	79,263	70,261	70,911	868	1,818	3,295	80,130	72,079	74,206

Total liabilities and shareholders’ equity	230,444	214,238	224,607	$1,336	$2,656	$4,707	231,780	216,894	229,314

The Company intends to file, as soon as practicable, financial information for the Restated Fiscal 2018 Quarters through amendments to the previously filed fiscal year 2018 Quarterly Reports on Forms 10-Qs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTON CORPORATION

Dated: September 13, 2018	By:	/s/ Joseph J. Hartnett
Joseph J. Hartnett, Interim President and Chief Executive Officer